UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2010 (October 22, 2010)

MASSEY ENERGY COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7775	95-0740960
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 North 4th Street, Richmond, Virginia 23219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Elimination of Excise Tax Gross-ups for Change in Control Payments

On August 17, 2010, and as recommended by the Compensation Committee, the Board of Directors approved the elimination of the gross-ups of excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), or any interest or penalties pertaining to such tax, for any payments made under the Change in Control Severance Agreements with Don L. Blankenship and certain other executive officers of the Company, the Employment and Change in Control Agreement with Baxter F. Phillips, Jr., the Retention and Employment Agreement with John Christopher Adkins and the Employment Agreement with Michael K. Snelling (collectively, the “Agreements”) to be effective upon execution by such individuals and the Company of the amended and restated Agreements. In addition, as recommended by the Compensation Committee, the Board of Directors approved the amendment of the Agreements to clarify that the Company is not liable to an executive in the event any compensation or benefits provided to, or for the benefit of, the executive are subject to any additional income tax, interest or penalties imposed under Section 409A of the Code.

Following this action by the Compensation Committee and the Board of Directors, the Company amended and restated the Change in Control and Severance Agreements with Mr. Blankenship and certain other executive officers, effective as of October 22, 2010 (collectively, the “Amended and Restated Change in Control Severance Agreements”). The Company also entered into amendments to the Employment and Change in Control Agreement with Mr. Phillips, the Retention and Employment Agreement with Mr. Adkins and the Employment Agreement with Mr. Snelling, each effective as of October 22, 2010 (collectively, and with the Amended and Restated Change in Control and Severance Agreements, the “Amendments”). A copy of each of the Amendments is attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amended and Restated Change in Control Severance Agreement with Don L. Blankenship, effective October 22, 2010.

10.2	Form of Amended and Restated Change in Control Severance Agreement for Tier 1 Participants.

10.3	Amendment to Employment and Change in Control Agreement with Baxter F. Phillips, Jr., effective October 22, 2010.

10.4	Amendment to Retention and Employment Agreement with John Christopher Adkins, effective October 22, 2010.

10.5	Amendment to Employment Agreement with Michael K. Snelling, effective October 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: October 22, 2010	By:	/s/ Richard R. Grinnan
Richard R. Grinnan
Vice President and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Change in Control Severance Agreement with Don L. Blankenship, effective October 22, 2010.

10.2	Form of Amended and Restated Change in Control Severance Agreement for Tier 1 Participants.

10.3	Amendment to Employment and Change in Control Agreement with Baxter F. Phillips, Jr., effective October 22, 2010.

10.4	Amendment to Retention and Employment Agreement with John Christopher Adkins, effective October 22, 2010.

10.5	Amendment to Employment Agreement with Michael K. Snelling, effective October 22, 2010.

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